THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND
EXCHANGE
COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10SB12G              NUMBER OF DOCUMENTS: 10
RECEIVED DATE: 07-Jul-2005 11:47    ACCEPTED DATE:       07-Jul-2005 11:47
FILING DATE:   07-Jul-2005 11:47
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000002

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10SB12G
      FILE NUMBER(S):
         1. 000-51415